SOUND MIND INVESTING MANAGED VOLATILITY FUND

Supplement dated January 3, 2011

IMMEDIATE CHANGE IN INVESTMENT OBJECTIVE

AND

REORGANIZATION INTO
SOUND MIND INVESTING FUND
EFFECTIVE FEBRUARY 15, 2011

No Derivative Investments by Fund

The Sound Mind Investing Managed Volatility Fund (“SMIVX Fund”) continues to pursue its investment objective of long-term capital appreciation by investing in a diversified portfolio of other funds using a “fund upgrading” strategy, as described in its prospectus dated February 28, 2010.  Effective as of the date set forth above, the SMIVX Fund no longer is pursuing its objective of attempting to manage the Fund’s volatility compared to broad U.S. equity markets through the use of derivatives.  This means that the volatility of the Fund’s investments in equity securities will affect the value of the Fund’s shares and, as a result, the Fund’s volatility may equal or exceed the volatility of U.S. equity markets in general.

Reorganization into Sound Mind Investing Fund

The Board of Trustees has approved the reorganization of the SMIVX Fund into the Sound Mind Investing Fund (“SMI Fund”) and has determined to cease operations of the SMIVX Fund effective as of February 15, 2011 (the “Closing Date”).  You may redeem your entire investment in the SMIVX Fund at any time prior to the Closing Date.  If you choose not to redeem, you will receive shares of the SMI Fund as of the Closing Date.

The Board has determined that the reorganization is in the best interests of shareholders of the SMIVX Fund.  In approving the reorganization, the Board considered that once the reorganization is complete, shareholders of the SMIVX Fund will benefit by:  i) paying lower operating expenses, ii) holding a fund with the same investment policies and restrictions, iii) holding a fund managed by the same adviser using the same fund upgrading strategy; iv) continuing to receive the same investment advice with no change in advisory fees schedule, and v) holding a fund subject to the continued oversight of the same Board of Trustees, including the independent trustees. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will not result in the recognition of income, gain or loss for federal income tax purposes by either Fund or its shareholders.  The SMIVX Fund is no longer accepting purchase orders. To effect the reorganization, all outstanding shares of the SMIVX Fund will be exchanged for shares of the SMI Fund as of the Closing Date. The SMIVX Fund will then distribute shares of the SMI Fund acquired in connection with the reorganization to the SMIVX Fund's shareholders.  As of the closing date, all assets and liabilities of the SMIVX Fund will be transferred to the SMI Fund.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

As a tax-free reorganization from the SMIVX Fund into the SMI Fund, there are no tax consequences for investors in retirement plans who allow their shares to be reorganized as described above. No action is required to participate in the reorganization. However, if you are a retirement plan investor and you choose to redeem any fund shares (rather than allow them to undergo the reorganization), you should consult your tax adviser regarding the consequences of that redemption. Any distribution proceeds you receive from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA must be rolled into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by the governing instrument of the applicable plan or account.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 28, 2010 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (877) 764-3863.